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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  June 9, 1998

                   AMRESCO Residential Securities Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                   333-30759-03                 75-2620414
(State or Other Jurisdiction         (Commission               (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)

   700 North Pearl Street
    Suite 1400, LB #342
       Dallas, Texas                                              75201-7424
   (Address of Principal                                          (Zip Code)
     Executive Offices)

         Registrant's telephone number, including area code (214) 953-7700

                                    No Change
          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (a) Not applicable

          (b) Not applicable

          (c) Exhibits:

              8.1 Tax Opinion of Arter & Hadden LLP

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         AMRESCO RESIDENTIAL SECURITIES
                         CORPORATION, as Depositor


                         By: /s/ Ronald B. Kirkland
                             ---------------------------------------------------
                             Name: Ronald B. Kirkland
                             Title:  Vice President and Chief Accounting Officer


Dated: June 9, 1998

                                  EXHIBIT INDEX


Exhibit No.     Description                                             Page No.

   8.1          Tax Opinion of Arter & Hadden LLP